UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 20, 2004.


                                ELECTROGLAS, INC.
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               (Exact name of Registrant as Specified in Charter)


         Delaware                   0-21626                  77-0336101
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(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)             File Number)            Identification No.)


                6024 Silver Creek Valley Road, San Jose, CA 95138
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (408) 528-3000
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Director.

On December 20, 2004, Electroglas, Inc. (the "Company") announced the appointment of Thomas M. Rohrs as a member of the Company's board of directors. Mr. Rohrs was appointed, effective as of December 17, 2004, as a Class II director with a term to expire at the annual meeting of stockholders in 2007. Following his appointment, Mr. Rohrs is expected to serve on the Nominating and Corporate Governance and the Compensation Committees of the Board of Directors. A press release announcing Mr. Rohrs' appointment is furnished with this report as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.  Description
-----------  -----------

    99.1 Press release dated December 20, 2004 announcing the appointment of Thomas M. Rohrs as a member of Electroglas, Inc.'s Board of Directors.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ELECTROGLAS, INC.



Date: December 20, 2004                          By: /s/ Keith L. Barnes
                                                     -------------------
                                                     Keith L. Barnes
                                                     Chairman and
                                                     Chief Executive Officer




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


                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

99.1 Press release dated December 20, 2004 announcing the appointment of Thomas M. Rohrs as a member of Electroglas, Inc.'s Board of Directors. This press release is furnished, but not filed, with the accompanying Form 8-K.



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